EXHIBIT 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of Bioaccelerate, Inc (FKA, Westminster Medical Inc). (the "Company") for the year ended May 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Linden Boyne, Secretary and Director of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.





                                        /s/ Linden Boyne
                                        ------------------------------------
                                        Linden Boyne
                                        Secretary and Director
                                        October 14,2003